1
Rosetta Resources Inc.
Jefferies Global Energy Conference
John Clayton
Senior Vice President,
Asset Development
www.rosettaresources.com / NASDAQ: ROSE
High Asset Quality - Executing Business Plan - Future Growth Catalysts - Financial Strength

– Doubled proved reserves to 970 Bcfe at mid-year 2011.
– Increased gross estimated ultimate recovery to 10 Bcfe per Gates Ranch Eagle
 Ford well.
– Set record levels of liquids production.
– Southern Alberta Basin horizontal drilling program.
– Increased daily firm transportation and processing capacity from Eagle Ford by
 20 percent.
– Increased Gates Ranch planned well density to 65 acres per well.
– Announced three new Eagle Ford field discoveries.
– Increased project inventory to 2.8 Tcfe.
Year-to-Date Highlights

– Asset Base High Graded
– Executing Business Plan
– Testing Growth Catalysts
– Financial Strength
Agenda

Asset Base High Graded

Alberta Basin

300,000 net acres
6 BBOE hydrocarbon resource in place
1500 potential locations
Exploration underway
11 delineation wells completed
4 horizontal wells drilled
Horizontal completions underway

Eagle Ford Liquids

50,000 net acres
20 TCFE hydrocarbon resource in place
600 potential remaining locations
52 horizontal wells completed*
125 MMcfe/d net*
10 years of potential remaining inventory

Eagle Ford Dry Gas

15,000 net acres
5 TCFE hydrocarbon resource in place
170 potential locations
4 horizontal wells completed*
5 MMcfe/d net*
3-4 years of remaining inventory

South Texas

(Non-Eagle Ford)

100,000 net acres
Numerous stacked reservoirs
20 MMcfe/d net*

* End of 3Q 2011
Asset Base High Graded

Executing Business Plan

2009
Other Core 103
Non-Core 205
Eagle Ford 43
2010
Non-Core 86
Other Core 76
Eagle Ford 317
June 2011
Non-Core 2
Other Core 84
Eagle Ford 884

Proved Reserves - Doubled Since YE 2010
■ Eagle Ford
■ Other Core
■ Non-Core
351 Bcfe
479 Bcfe
970 Bcfe

More than 12 TCFE of "hydrocarbons in place" have been delineated and are now being exploited…

9 miles
11 miles
Hydrocarbons (TCFE)
12.6
Original Hydrocarbons In Place

Year-end 2011: 58 wells*

* Completed wells
Gates Ranch

Gates Ranch Well Performance

Gates Ranch Daily Production
DEVELOPMENT WELLS
5000 ft lateral & 15 frac stages
DISCOVERY WELL
3500 ft lateral & 10 frac stages
Daily Equivalent Gas Production (MCFE)
10000
1000
100
0
100
200
300
400
500
600
Days

7.3 BCFE Composite Type Curve (PUD Bookings)
10 BCFE Composite Type Curve

350
300
250
200
150
100
50
0
123
10
8
70
35
166
160
15
40
70
35
216
195
50
40
70
35
263
245
100
40
70
35
331
TODAY
Jan 12
Jul 12
Apr 13
Daily Production Rates
Net Equivalent Gas (MMcfe/d) 1
Gross Wellhead Gas (MMcf/d):
REM - La Grange/Jackson Plant
Eagle Ford Gathering - (Copano) Houston Central Plant
Dos Hermanas - King Ranch
Regency - Enterprise

Increased Firm Take-Away Capacity
¹ Net equivalent gas production (MMcfe/d) equals 1.35 times gross wet wellhead gas (MMcf/d).

250
200
150
100
50
0
79
38
7
74
32
29
65
30
49
51
28
68
40
26
89
9
23
129
24
130
20
175
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Current
2012 Guidance
Eagle Ford
Other Core
Non-Core

Quarterly Production Performance
Production
(MMcfe/d)
220-240

Testing Growth Catalysts

Area		Window	Net Acreage
Gates Ranch	★	Liquids	26,500
Non-Gates Ranch	★	**Liquids**	**23,500**
Encinal Area	★	Dry Gas	15,000
TOTAL			**65,000**

OIL
CONDENSATE
GAS

Other Eagle Ford Areas

• Increased Well Density
• 280 locations remaining to be drilled
Gates Ranch
Field wide development plans on 65 acre well spacing

New Well Test
• Southern Dimmit County Area
• 3,545 net acres
• 47 well locations remaining
• Initial Rate
 • 850 bpd Oil
 • 490 bpd NGL’s
 • 3,900 mcfpd
 • 1,990 BOEPD
New Eagle Ford Discovery
Briscoe Ranch

New Well Test
• Central Dimmit County Area
• 8,143 net acres
• 125 well locations remaining
• 7 day average rate
 • 506 bpd Oil
 • 102 bpd NGL’s
 • 436 mcfpd
 • 680 BOEPD
New Eagle Ford Discovery
Central Dimmit County

New Well Test
• Southern Gonzales County Area
• 1,900 net acres
• 21 well locations remaining
• Initial Rate
 • 2,450 bpd Oil
 • 250 bpd NGL’s
 • 2,000 mcfpd
 • 3,033 BOEPD
New Eagle Ford Discovery
Karnes Trough Area

Gates Ranch	Briscoe Ranch	Central Dimmit	Karnes Trough	Encinal	Total
Drilling rig activity	3	---	---	1		4
Wells completed	45	1	2	1	4	53
Remaining locations*	280	47	125	21	171	644
Capital remaining	$2.3B	$0.4B	$1.0B	$0.2B	$1.4B	$5.3B
Rig years (16 wells per year)	17	3	8	1	11	40
Years remaining (60 wells per year)	4.7	0.8	2.1	0.3	2.9	10.8

*Includes only “well tested” inventory and excludes inventory on our 10,000 net acres that has offset data and will be tested in the upcoming quarters.
Eagle Ford
Well Tested Inventory

30 miles
45 miles
ALBERTA, CANADA
MONTANA, USA
RIVERBEND
BIG ROCK
BUFFALO LAKE
CHALK BUTTE (WAVE)
LOVE ROCK
COYOTE SPRINGS
ANTELOPE BUTTE
LITTLE ROCK COULEE
FORT PIEGAN
GUNSIGHT
HAGAN FLAT

Delineation well program
Horizontal well program
Southern Alberta Basin
Continuing to Move the Play Forward

Financial Strength

Six Months Ended June 30, 2011 (Actual)	Three Months Ended September 30, 2011 (Actual)	July - December, 2011 (Guidance Range)		
Direct LOE	$ 0.59	$ 0.31	**$ 0.30**	**-**	**$ 0.35**
Workovers	0.02	0.01	**0.02**	**-**	**0.03**
Insurance	0.02	0.02	**0.02**	**-**	**0.02**
Ad valorem tax	0.19	(0.03)	**0.05**	**-**	**0.10**
Production taxes	0.16	0.15	**0.15**	**-**	**0.20**
Treating, Transportation and Marketing	0.29	0.39	**0.60**	**-**	**0.66**
G&A, excluding stock-based compensation	0.74	0.72	**0.65**	**-**	**0.75**
Interest expense	0.40	0.37	**0.30**	**-**	**0.35**
DD&A	2.36	1.74	**1.70**	**-**	**1.80**

Lower Cost Structure

Commodity Hedges

Natural Gas Hedges
(MMBTU/D x 1,000)
60
50
40
30
20
10
0
$5.63
X
$7.27
$5.99
$5.13
X
$6.31
2011
2012
2013
Swaps
Collars

Liquid Hedges *
(BBLS/D)
12000
10000
8000
6000
4000
2000
0
$60
$76
X
$103
$64
$79
X
$115
$75
X
$123
2011
2012
2013
Oil
NGL's

50
20
10,300
5,400
3,750
* NGL hedges exclude the Ethane component

Total Debt Structure
($MM)
400
350
300
250
200
150
100
50
0
200
20
130
200
20
30
4Q 2010
3Q 2011
Drawn Revolver
2nd Lien
High Yield

Total Liquidity
($MM)
450
400
350
300
250
200
150
100
50
0
195
42
295
107
4Q 2010
3Q 2011
Cash
Undrawn Revolver

Debt and Liquidity
350
250
402
237

(MM)	3Q 2011	4Q 2010
Long-Term Debt	$250	$350
Total Stockholder’s Equity	608	529
TOTAL	$858	$879

Capitalization
- Debt	29%	40%
- Capital	71%	60%
TOTAL	100%	100%
Capital Structure

– Asset Base High Graded
 – Divestiture program complete
 – South Texas focus
 – Alberta Basin option
 – Strong Eagle Ford project inventory
– Executing Business Plan
 – Proved reserves doubled since 12/31/10
 – Gates Ranch recoveries increased
 – Increased firm take-away capacity
 – Strong exit rates and 2012 growth projected
– Testing Growth Catalysts
 – Gates Ranch well density
 – Other Eagle Ford areas
 – Expanded Alberta Basin horizontal program
– Financial Strength
 – Lower cost structure
 – $402MM in liquidity
Summary

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions
(including the effects of the worldwide economic recession); industry trends; and other factors detailed in the
Company's most recent Form 10-K, Form 10Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the
Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT
NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.
Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used (cont.)